UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

  August 31, 2023
Date of Report (date of earliest event reported)

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OpGen, Inc.

(Exact name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

9717 Key West Ave, Suite 100
Rockville, MD 20850
(Address of principal executive offices)(Zip code)

(240) 813-1260
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OPGN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2023, in connection with certain cost management efforts by OpGen, Inc. (the “Company”), Oliver Schacht, Ph.D., Albert Weber, and Johannes Bacher, the Company’s Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer, respectively, agreed to amend their employment agreements to reduce their annual base salaries. Mr. Schacht’s annual base salary was reduced from $408,000 to $244,800, Mr. Weber’s annual base salary was reduced from $300,000 to $180,000, and Mr. Bacher’s annual base salary was reduced from $300,000 to $180,000. Such reductions are effective as of September 1, 2023 and represent a reduction of forty percent (40%) to such executive officers target total annual cash compensation.

Item 8.01. Other Events.

In connection with the Company’s cost management efforts, effective as of September 1, 2023, the Board of Directors of the Company agreed to reduce the cash portion of the Company’s non-employee director compensation plan by forty percent (40%). As a result of such reduction, the annual cash retainer for each non-employee director was reduced to $15,000, or, with respect to the Chairman of the Board of Directors, $45,000. The additional annual cash retainer for chairs of the Audit Committee, Compensation Committee, and any other committees of the Board was reduced to $9,000, $7,200, and $4,500, respectively, and for members of the Audit Committee, Compensation Committee, and any other committees of the Board was reduced to $4,200, $3,600, and $2,100, respectively.

 Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 7, 2023	OpGen, Inc.

	By:	/s/ Albert Weber
		Name:	Albert Weber
		Title:	Chief Financial Officer